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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 OR 15(d) of The
                         Securities Exchange Act Of 1934

         Date of Report (Date of earliest event reported): June 28, 2007

                               SUTRON CORPORATION
             (Exact name of registrant as specified in its charter.)

            Virginia                        0-12227               54-1006352
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  (State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation or organization)         File Number)       Identification No.)

                 21300 RIDGETOP CIRCLE, STERLING VIRGINIA 20166
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               (Address of principal executive offices) (Zip Code)

                                 (703) 406-2800
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                           (Issuer's telephone number)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 3.01. FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD

Consistent with Nasdaq procedures, Sutron Corporation reported to The "Nasdaq" Stock Market on June 27, 2007 that Thomas R. Porter, an independent director and chairman of the audit committee, passed away unexpectedly of a heart attack on May 23, 2007 and that, accordingly, the Company no longer technically complies with Nasdaq's independent director and audit committee requirements as set forth in Nasdaq Marketplace Rule 4350.

On June 28, 2007, Nasdaq replied via letter to the Company that consistent with Marketplace Rules 4350(c)(1) and 4350(d)(4), the Company has a cure period in order to regain compliance with the independent director and audit committee requirements as set forth in Nasdaq Marketplace Rule 4350. The cure period is
(1) until the earlier of the Company's next annual shareholders' meeting or May 23, 2008; or (2) if the next annual shareholders' meeting is held before November 19, 2007, then the Company must evidence compliance no later than November 19, 2007. If the Company does not comply within the cure period, the Company's stock will be delisted. It is the Company's intent to appoint a new independent director and otherwise comply with the Nasdaq rules within the cure period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
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    Exhibit 99.1 -- Press release issued on July 3, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2007                      Sutron Corporation
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                                        (Registrant)

                                        By /s/ Sidney C. Hooper
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                                        Sidney C. Hooper
                                        Chief Financial Officer and Principal
                                        Accounting Officer